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                                                                    EXHIBIT 99.4

                                                                  Execution Copy


                                 LOAN AGREEMENT
                                 --------------

         LOAN AGREEMENT made as of October 3, 2000, by and among Integ Incorporated, a Minnesota corporation (the "Borrower"), and Inverness Medical Technology, Inc., a Delaware corporation (the "Lender"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms under the Merger Agreement.

         WHEREAS, the Borrower has entered into that certain merger agreement with Lender and a subsidiary of Lender, dated as of October 3, 2000 (the "Merger Agreement"), pursuant to which Borrower will merge with and into a subsidiary of Lender (the "Merger");

         WHEREAS, the Borrower desires, in certain circumstances, to obtain interim financing for general working capital purposes until such time as the Borrower and Lender consummate the Merger or until such earlier time as referred to herein; and

         WHEREAS, the Lender is willing, in certain circumstances, to provide such financing pursuant to the terms and conditions contained herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I. TERMS OF THE LOAN.

         Section 1.01. The Loan.

         (a) Loan. Subject to the terms and conditions herein, the Lender agrees to make loan advances (the "Advance") from time to time from the date hereof through the Maturity Date to the Borrower, which Advance shall not during any calendar month exceed an aggregate of five hundred fifty thousand dollars ($550,000) (the "Maximum Monthly Advance") and which Advances in the aggregate shall not to exceed $3,300,000 (the "Loan"); provided, however, that the initial Advance may exceed the Maximum Monthly Advance but in no event may it exceed two times the Maximum Monthly Advance. The principal amount of the Loan together with all accrued interest thereon and expenses incurred by the Lender in connection therewith shall be due and payable in full on the earliest to occur of: (i) the day after the consummation of the Merger, (ii) the acceleration of the Loan by the Lender upon the occurrence of an Event of Default (as defined in Article IV below), (iii) termination of the Merger Agreement, or (iv) March 31, 2001 (the "Maturity Date").

         (b) The Note. All amounts owed by the Borrower with respect to the Loan shall be evidenced by a promissory note in the form attached hereto as Exhibit A dated the date hereof and in the aggregate principal amount of the Loan (the "Note").
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         (c) Interest. The Note shall bear interest, prior to the occurrence of an Event of Default (as defined in Article IV), at a rate per annum equal to the prime rate of interest (as published in The Wall Street Journal from time to time) plus five percent (5%). From and after the occurrence of an Event of Default, the unpaid principal balance of the Note and, to the extent permitted by law, overdue interest, shall bear interest at the stated rate of interest plus an additional two percent (2%) per annum. Interest shall be calculated on the basis of actual days elapsed and on a 360 day year. All accrued interest on the Note shall be due and payable on the Maturity Date.

         Section 1.02. Use of Proceeds. The entire proceeds of the Loan shall be used by the Borrower for general working capital purposes in accordance with the Borrower's 2000 Budget.

         Section 1.03. Conditions Precedent to Execution of Agreement.

         The Lender's obligation to execute this Agreement shall be subject to the fulfillment to the Lender's satisfaction of the following conditions:

         (a) Delivery of Documents. The Lender shall have received the following documents: (i) fully-executed Note, (ii) the Borrower's 2000 Budget, and (iii) a copy of resolutions of the Borrower's board of directors authorizing execution of this Agreement, the Note, the Merger Agreement and other documents to be delivered by Borrower.

         (b) Representations and Covenants. All of the representations and warranties of the Borrower contained herein shall be true and correct and it shall have fulfilled all of its obligations hereunder and under the Merger Agreement required to be fulfilled prior to the date hereof.

         Section 1.04. Conditions Precedent to Advances. The Lender's obligation to make any Advance hereunder shall be subject to the fulfillment to the Lender's satisfaction of the following conditions:

         (a) Default/Notices.

                  (i) No Event of Default under this Agreement shall have occurred.

                  (ii) An event of default under Section 11.1 of the Series B Preferred Stock Purchase Agreement dated as of February 15, 2000 between Borrower and Amira Medical (the "Strategic Partner") (the "Preferred Stock Agreement") shall have occurred and be continuing and notice of such event of default shall have been delivered by Borrower to Strategic Partner.


                  (iii) Borrower (A) shall have delivered to Strategic Partner notice of redemption of the Series B Preferred Stock under Section 4(b) of the Certificate of Designations

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         for Series B Preferred Stock of Borrower (the "Certificate") and (B)
         shall have redeemed the Series B Preferred Stock.

         (b) Delivery of Documents to Lender. Borrower shall have delivered to Lender the following:

                  (i) a copy of the notices referred to in Section 1.04(a)(ii) and (iii) above.

                  (ii) a written request for an Advance including a certification of the President certifying as to the following: (A) that the Strategic Partner is in default of Section 2.1 of the Preferred Stock Agreement and an event of default under Section 11.1 thereof has occurred and is continuing, (B) that Borrower has delivered and Strategic Partner has received notice of redemption of the Series B Preferred Stock pursuant to Section 4(b) of the Certificate, (C) that the Advance shall be for current expenses incurred in accordance with the Borrower's 2000 Budget, and (D) that the Advance does not exceed the Maximum Monthly Advance and all Advances do not exceed the aggregate amount of the Loan.

                  (iii) such other documents and certificates as the Lender may reasonably request to support the information set forth in the notice described in Section 1.04(b)(ii) hereof.

         (c) Representations and Covenants. All of the representations, warranties and covenants of the Borrower hereunder and under the other Lender Agreements shall be true and correct and Borrower shall have fulfilled all of its obligations hereunder and thereunder and Lender shall have received a certificate of the President of Borrower to that effect.

         (d) Security Agreement. Borrower shall have granted to Lender a security interest in certain of its assets and shall have executed and delivered to Lender a security agreement in form and substance reasonably satisfactory to the Lender (the "Security Agreement") and such other instruments and documents necessary for Lender to obtain the full rights and powers therein granted.

         (e) Availability of Funds. Lender shall make available the Advance on or before five (5) business days after the request has been made and the Advance shall be deposited into Borrower's account at Wells Fargo Bank pursuant to written instructions provided to Lender no later than two (2) business days following the request of such Advance.


ARTICLE II. REPRESENTATIONS AND WARRANTIES.

         Section 2.01. Authority; Enforceability; No Conflict. Borrower has all requisite corporate power and authority to enter into this Agreement and to issue the Note and to carry out its obligations

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hereunder and thereunder. The execution, delivery and performance of this
Agreement and the issuance of the Note by the Borrower have been duly and validly authorized by all requisite corporate proceedings on the part of the Borrower. This Agreement and the Note when executed and delivered by the Borrower are valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium, rehabilitation, liquidation, conservatorship, receivership or other similar laws now or hereafter in effect relating to creditors' rights generally. The execution and delivery of this Agreement and the Note by the Borrower do not, and the consummation by the Borrower of the transactions contemplated hereby and thereby will not, result in or constitute: (i) a default, breach or violation of or under the Articles of Incorporation or the By-laws of the Borrower, (ii) a default, breach or violation of or under any material mortgage, deed of trust, indenture, note, bond, license, lease agreement or other material instrument or obligation to which the Borrower is a party or by which any of its respective properties or assets are bound, (iii) a violation of any material statute, rule, regulation, order, judgement or decree of any court, public body or authority by which the Borrower or any of its respective properties or assets are bound, (iv) an event which (with notice or lapse of time or both) would permit any Person (as defined below) to terminate, accelerate the performance required by, or accelerate the maturity of any material indebtedness or obligation of the Borrower under any agreement or commitment to which the Borrower is a party or by which the Borrower is bound or by which any of its properties or assets are bound, (v) the creation or imposition of any material lien, charge or encumbrance on any property of the Borrower under any agreement or commitment to which the Borrower is a party or by which the Borrower is bound or by which any of its properties or assets are bound, except for the grant of the security interest in certain assets of Borrower granted to Lender, or (vi) an event which would require any consent under any agreement to which the Borrower is a party or by which the Borrower is bound or by which any of its properties or assets are bound.

         Section 2.02. Representations and Conditions in Lender Agreements. The Borrower represents and warrants that the representations and warranties of the Borrower contained herein, in the Note, the Security Agreement, the Merger Agreement and all other documents related to the Merger (collectively the "Lender Agreements") are true and correct as of the date hereof.

ARTICLE III. COVENANTS.

         Section 3.01. Affirmative Covenants. The Borrower covenants that, until all of the Borrower's obligations hereunder and under the Note are paid and performed in full, the Borrower shall:

         (a) (i) preserve and maintain its corporate existence, (ii) use its best efforts to maintain and preserve in full force and effect all material rights, licenses, patents and franchises, (iii) comply in all material respects with all valid and applicable statutes, rules and regulations necessary for the conduct of its business, and (iv) engage only in the businesses which it is conducting on the date of this Agreement;

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         (b) pay and discharge all lawful taxes, assessments and governmental charges or levies imposed upon it, other than those that the Borrower is contesting in good faith for a period of up to 90 days from the date of the imposition of such taxes, assessments or governmental charges or levies;

         (c) immediately after obtaining knowledge thereof, give written notice to the Lender of any matter which constitutes an Event of Default under this Agreement or a default in the performance by the Borrower or Strategic Partner under any covenant or agreement contained in any agreement with its Strategic Partner or in any other agreement to which it is a party or by which it is bound, specifying the nature of the same, the period it has existed and what action the Borrower has taken or proposes to take with respect thereto, and any matter which has resulted in or is likely to result in a material adverse change in the financial condition or operations of the Borrower;

         (d) promptly notify the Lender of the threat or commencement of any judicial, administrative or other proceeding against the Borrower.

         (e) upon request by Lender, provide officers, agents and employees of Lender with access to Borrower's financial, operating and other data, information, books and records.

         Section 3.02. Negative Covenants. Until all of the Borrower's obligations hereunder and under the Note are paid and performed in full, the Borrower shall not (except pursuant to the Agreement or as otherwise consented to by the Lender):

         (a) (i) declare, set aside or pay any dividend or other distribution (whether in cash, stock, or property or any combination thereof) in respect of any of its capital stock, (ii) split, combine or reclassify any of its capital stock or (iii) repurchase, redeem or otherwise acquire any of its securities, except, in the case of clause (iii), for (A) the acquisition of shares of Borrower common stock from holders of Borrower stock options in full or partial payment of the exercise price payable by such holders upon exercise of Borrower stock options or (B) the redemption of Series B Preferred Stock upon an event of default under the terms of the Preferred Stock Agreement;

         (b) authorize for issuance, issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any stock of any class or any other securities (including indebtedness having the right to vote) or equity equivalents (including, without limitation, stock appreciation rights), other than the issuance of shares of Series B Preferred Stock in accordance with the terms of the Preferred Stock Agreement prior to an event of default thereunder, or shares of Borrower common stock upon the exercise of Borrower options or Borrower warrants in accordance with their present terms;

         (c) acquire, sell, lease, encumber, transfer or dispose of any assets outside the ordinary course of business that are material to the Borrower (whether by asset acquisition, stock

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acquisition or otherwise), except pursuant to obligations in effect on the date hereof or as set forth in Section 7.2 of the Borrower Disclosure Schedule to the Merger Agreement;

         (d) incur any indebtedness for borrowed money, guarantee any indebtedness, issue or sell debt securities or warrants or rights to acquire any debt securities, guarantee (or become liable for) any debt of others, make any loans, advances or capital contributions, mortgage, pledge or otherwise encumber any material assets, create or suffer any material lien thereupon;

         (e) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unassented, contingent or otherwise), other than any payment, discharge or satisfaction (i) in the ordinary course of business consistent with past practice, or (ii) in connection with the transactions contemplated by this Agreement or the Merger Agreement;

         (f) change any of the accounting principles or practices used by it (except as required by generally accepted accounting principles, in which case written notice shall be provided to Lender prior to any such change);

         (g) except as required by law, (i) enter into, adopt, amend or terminate any Borrower Benefit Plan, (ii) enter into, adopt, amend or terminate any agreement, arrangement, plan or policy between the Borrower and one or more of its directors or officers, or (iii) except for normal increases in the ordinary course of business consistent with past practice, increase in any manner the compensation or fringe benefits of any director, officer or employee or pay any benefit not required by any Borrower Benefit Plan or arrangement as in effect as of the date hereof;

         (h) adopt any amendments to its Charter or Bylaws, except as expressly provided by the terms of this Agreement or any other Lender Agreement;

         (i) adopt a plan of complete or partial liquidation or resolutions providing for or authorizing such a liquidation or a dissolution, merger, consolidation, restructuring, recapitalization or reorganization;

         (j) settle or compromise any litigation (whether or not commenced prior to the date of this Agreement) other than settlements or compromises of litigation where the amount paid (after giving effect to insurance proceeds actually received) in settlement or compromise does not exceed $25,000;

         (k) contract, create, incur, assume or permit to exist any Lien (as defined in the Merger Agreement) with respect to any Intellectual Property Asset (as defined in the Merger Agreement;

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         (l) except for pursuant to its obligations under those agreements
(without amendment thereto) set forth on Schedule 3.02(l) hereto, transfer, assign, license or grant to anyone ownership in, or rights of any nature to use, any of its Intellectual Property Assets; or

         (m) enter into an agreement to take any of the foregoing actions.

ARTICLE IV. DEFAULT.

         Section 4.01. Events of Default. If, while any part of the principal of or interest on the Note remains unpaid, any one of the following "Events of Default" shall occur:

         (a) the failure by the Borrower to pay the principal of or interest and expenses on the Note or any other amounts payable hereunder or under any Lender Agreement within five (5) business days after the date such payment is due;

         (b) the Borrower shall (i) have an order, judgment or decree entered by any court of competent jurisdiction, approving a petition seeking reorganization or liquidation of the Borrower, or appointing a receiver, trustee or liquidator of the Borrower of all or a substantial part of its assets; (ii) admit in writing to its inability to pay its debts as they mature; (iii) make a general assignment for the benefit of creditors; (iv) be adjudicated a bankrupt or insolvent; (v) file a voluntary petition in bankruptcy or a petition or an answer seeking reorganization or an arrangement with creditors to take advantage of any insolvency law; (vi) file any answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding or fail to dismiss such petition within sixty (60) days after the filing thereof; or (vii) take any action for the purpose of effecting any of the foregoing;

         (c) except as set forth in Section 4.01(a), the failure by the Borrower to observe and perform any material covenant, condition and agreement under this Agreement or the Merger Agreement which failure is not cured within fifteen (15) business days after the earlier of written notice from the Lender or discovery by the Borrower;

         (d) the failure by the Borrower to observe and perform any material covenant, condition and agreement under Section 3.02(d), (k) or (l) of this Agreement;

         (e) the Merger Agreement shall been terminated for any reason other than pursuant to Section 9.1(b)(ii) or Section 9.1(c) thereof;

         (f) Borrower grants any interest in or assignment of its assets to a third party;

         (g) After notice of redemption is provided, Borrower withdraws or alters its notice of an event of default under the Preferred Stock Agreement or in any other way reinstates Strategic Partner's funding mechanism or issues shares of Series B Preferred in exchange for funding provided

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after such notice of redemption is provided or Borrower accepts or otherwise receives funding from such Strategic Partner;

         (h) the Merger Agreement shall have been terminated pursuant to Section 9.1(b)(ii) thereof and the amounts due to Lender hereunder have not been repaid within fifteen (15) business days after such termination;

         (i) the Merger Agreement shall have been terminated pursuant to Section 9.1(c) thereof and the amounts due hereunder have not been repaid within (30) business days after such termination;

         (j) Borrower receives funding for working capital from a third party other than Lender; or

         (k) Borrower, without the consent of Lender, enters into an agreement with a third party, other than Lender, related to any material corporate transaction not in the ordinary course of business.

then and in every such event, the Lender may, without notice to the Borrower, declare the Note to be forthwith due and payable, whereupon the Note shall forthwith become due and payable without presentment, demand, protest or further notice of any kind, all of which are expressly waived by the Borrower; provided, however, that upon the happening of any event under Subsection (b) of this
Section 4.01, then the Note shall, without the taking of any action by the Lender, immediately become due and payable.

ARTICLE V. SECURITY.

         Section 5.01. Security for the Note.

         As security for the Loan and any other amounts advanced to the Borrower under this Agreement, the Borrower shall enter into the Security Agreement pursuant to which Borrower will grant to Lender a security interest in certain of its assets other than its Intellectual Property Assets.

ARTICLE VI. MISCELLANEOUS.

         Section 6.01. Notices. All necessary notices, demands and requests permitted or required under this Agreement shall be in writing and shall be deemed effective (a) if given by facsimile, when such facsimile is transmitted to the facsimile number specified below, the appropriate answer back is received and a copy is sent to such party by an express mail carrier at the address indicated below, (b) four (4) days after being mailed by certified mail, return receipt requested, postage prepaid to the applicable party at the address indicated below or (c) one (1) business day after being sent by an express mail carrier to the applicable party at the address indicated below:

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     To the Lender:      200 Prospect Street
                                 Waltham, Massachusetts 02453
                                 Attn: Vice President of Finance
                                 Facsimile: (781) 647-3939

     With copies to:     Goodwin, Procter & Hoar  LLP
                                 Exchange Place
                                 Boston, Massachusetts  02109
                                 Attn: Stephen W. Carr, P.C.
                                       Scott F. Duggan, Esq.
                                 Facsimile:  (617) 523-1231

     If to the Borrower:         2800 Patton Road
                                 St. Paul, Minnesota 55113
                                 Attn: Chief Executive Officer
                                 Facsimile: (651) 639-9042


     With a copy to:             Dorsey & Whitney LLP
                                 220 South 6th Street
                                 Minneapolis, MN 55402
                                 Attn:  Kenneth L. Cutler, Esq.
                                 Facsimile: (612) 340-8738

or such other address or facsimile number as such party may hereafter specify for the purpose of receiving notice hereunder.

         Section 6.02. No Waiver. No failure to exercise, and no delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

         Section 6.03. Governing Law; Construction. This agreement and the Note shall each be deemed to be a contract made under the laws of the Commonwealth of Massachusetts, and shall be construed in accordance with the laws of the Commonwealth of Massachusetts. The descriptive headings of the several sections hereof are for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. This agreement, together with the exhibits hereto, the Note and all other documents, instruments and agreements executed pursuant hereto, constitute the entire agreement and understanding between the parties hereto with respect to the subject

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matter hereof, supersede all prior agreements, understandings or representations pertaining to the subject matter hereof, whether oral or written, and may not be contradicted by evidence of any alleged oral agreement.

         TO THE EXTENT PERMITTED BY LAW, THE BORROWER HEREBY WAIVES ITS RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING IN RESPECT OR ARISING OUT OF THIS NOTE, THE LOAN AGREEMENT, AND THE OTHER AGREEMENTS AND TRANSACTIONS CONTEMPLATED BY THE LOAN AGREEMENT.

         Section 6.04. Amendments, Waivers and Consents. Any term, covenant or condition of this Agreement may be amended, omitted or waived (either generally or in a particular instance and either retroactively or prospectively) only by written consent of the parties hereto.

         Section 6.05. Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date first above written.

                                    BORROWER:
                                    --------

                                    INTEG INCORPORATED


                                    By:         /s/ Susan L. Critzer
                                       ---------------------------------------
                                       Name:  Susan L. Critzer
                                       Title: Chief Executive Officer



                                    LENDER:
                                    ------

                                    INVERNESS MEDICAL
                                    TECHNOLOGY, INC.


                                    By:        /s/ Ron Zwanziger
                                       ---------------------------------------
                                       Name:  Ron Zwanziger
                                       Title: Chief Executive Officer

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